                               DEFNITIVE COPIES

                                            (File Nos. 333-40819 and 811-08507)

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)


Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                               ICM Series Trust
                              Two Portland Square
                             Portland, Maine 04101
                                (207) 879-1900

                           Margaret Gallardo-Cortez
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  Copies to:

                            Joseph R. Fleming, Esq.
                                  DECHERT LLP
                       200 Clarendon Street, 27th Floor
                          Boston, Massachusetts 02116

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    5) Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
    3) Filing Party:

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    4) Date Filed:

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

                          **PLEASE REMEMBER TO VOTE**

  [LOGO]

ICM FUNDS

                        IMPORTANT NEWS FOR SHAREHOLDERS

   While we encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.

                             QUESTIONS AND ANSWERS

   Q: What is happening?

   A: On November 16, 2005, Ironwood Capital Management, LLC ("Ironwood") entered into an agreement ("Transaction Agreement") with MB Investment Partners, Inc. ("MBIP") and MB Investment Partners and Associates LLC ("MBIPA,") regarding the acquisition of Ironwood by MBIPA (the "Transaction"). Pursuant to the Transaction Agreement, MBIPA agreed to acquire Ironwood for a combination of cash and equity in MBIPA. The Transaction closed on January 24, 2006 ("Closing Date'). Under the Investment Company Act of 1940, this transfer is deemed an "assignment" that automatically terminated the former investment advisory agreement between the Fund and Ironwood ("Former Agreement'). In order to ensure that the provision of advisory services to the Fund is not disrupted pending shareholder action, the Trust has entered into an "interim advisory agreement" ("Interim Agreement") with Ironwood; the Interim Agreement became effective on the Closing Date and may remain in effect for no more then 150 days. We are asking the shareholders of the Fund to approve a new investment advisory agreement between the Fund and Ironwood ("New Agreement").

   THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, IRONWOOD, MBIPA OR ANY OTHER AFFILIATES, RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

   Q. WILL THE PROPOSED AGREEMENT CHANGE THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE FUND OR THE SERVICES PROVIDED TO THE FUND BY IRONWOOD?

   A. Warren Isabelle will continue to be primarily responsible for the management of the Fund, the Fund's investment objectives will not change and you will still own the same shares in the Fund. The New Agreement is, in all material respects, the same as the Former Agreement, save for those terms that relate to contract duration. The fees and expenses associated with your investment in the Fund will NOT change under the New Agreement. The services provided by Ironwood to the Fund are also not expected to change; if, however, shareholders do not approve the New Agreement, the Interim Agreement will terminate and the Members of the Board of Trustees ("Board") of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

   Q. What other matters am I being asked to vote on?

   A. You are also being asked to elect four Trustees to the Board.

   Q. Why is an Election of Trustees Being Held at this Time?

   A. All but one of the Trustees who currently serve on the Trust's Board have served since the inception of the Trust and were elected by the Trust's initial shareholders. The Board has determined that asking shareholders to elect trustees at the Meeting would reduce the possibility that an additional shareholder meeting would be required solely for the purpose of electing trustees at a later date. This possibility exists because, under the

Investment Company Act of 1940, at least two-thirds of the Trustees must have been elected by shareholders. If all Trustees standing for election are approved by shareholders, 75% of the Board will consist of "Independent" Trustees and 100% of the Trust's Board will have been elected by the Trust's shareholders. These percentages meet or exceed applicable legal and industry standards.

   Q: How do the board members of my fund recommend that I vote?

   A: After careful consideration, the Trustees of your Fund recommend that you vote FOR Proposal No. 1 listed on the proxy card and "FOR each of the Trustees standing for re-election to the Board referenced in Proposal No. 2.

   Q: Will my Fund pay for this proxy solicitation?

   A: No. The Fund will not bear these costs.

   Q: How can I vote?

   A: To vote, you may use any of the following methods:

  . By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

  . By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions found on the website.

  . By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the simple instructions.

  . In Person. Shareholders can also vote in person at the special meeting of shareholders to be held on April 18, 2006.

   Q: Whom do I call for more information?

   A: Please call Citigroup Fund Services, LLC, the transfer agent for ICM Series Trust/Isabelle Small Cap Value Fund toll free at (800) 472-6114.

  [LOGO]

ICM FUNDS

                               ICM SERIES TRUST

                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101


February 16, 2006


Dear Shareholder:

   On November 16, 2005, Ironwood Capital Management, LLC ("Ironwood"), your Fund's investment adviser, entered into an agreement ("Transaction Agreement") with MB Investment Partners, Inc. ("MBIP") and MB Investment Partners and Associates LLC ("MBIPA") regarding the acquisition of Ironwood by MBIPA ("Transaction"). According to the terms of the Transaction Agreement, MBIPA agreed to acquire Ironwood for a combination of cash and equity in MBIPA. The closing date ("Closing Date") of the Transaction occurred on January 24, 2006.

   A more thorough description of Ironwood and its affiliate, MBIPA, is contained in the enclosed proxy statement.

   At a shareholder meeting on April 18, 2006, you will be asked to vote on the following proposals:

  . The election of four Trustees to the Board of Trustees ("Board") of your Fund; and

  . Approval of a new investment advisory agreement ("New Agreement") with Ironwood for your Fund.

   Your approval is necessary because, in light of regulatory requirements, the version of the Fund's investment advisory agreement that was in effect at the time of the Transaction ("Former Agreement") automatically ended. The New Agreement is the same in all material respects as the Former Agreement, with the exception of the execution and termination dates.

   IT IS IMPORTANT TO REMEMBER THAT YOUR FUND AND ITS INVESTMENT OBJECTIVES WILL NOT CHANGE AS A RESULT OF THIS PROXY SOLICITATION OR THE TRANSACTION. YOU WILL STILL OWN THE SAME SHARES IN THE FUND.

   The Board has approved an interim agreement ("Interim Agreement") with Ironwood to allow Ironwood to continue providing services to the Fund while shareholder approval of the New Agreement is pending. The Interim Agreement is scheduled to expire 150 days after the Closing Date, unless terminated sooner. If approved by shareholders at the shareholder meeting, the New Agreement would take effect upon the obtaining of such approval.

   AFTER CAREFUL CONSIDERATION, YOUR FUND'S BOARD OF TRUSTEES APPROVED EACH OF THE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH PROPOSAL.

   Your vote is important regardless of the number of shares you own. Please take a few minutes to read the proxy statement and cast your vote. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE NO LATER THAN 9:00 P.M. ON APRIL 17, 2006. If you have more than one account registered in your name, you will receive one proxy card for each account. PLEASE VOTE AND RETURN EACH PROXY CARD THAT YOU RECEIVE. YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD(S), BUT WE MUST RECEIVE YOUR VOTE NO LATER THAN APRIL 17, 2006.

   We understand that you may have questions about the Transaction. Once again, neither this proxy solicitation nor the Transaction will change your Fund or its investment objectives. YOU WILL STILL OWN THE SAME SHARES IN THE FUND. IF YOU HAVE ANY QUESTIONS BEFORE YOU VOTE, PLEASE REVIEW THE ATTACHED "QUESTIONS AND ANSWERS" OR CALL (800) 472-6114. We'll help you get the answers you need promptly. We appreciate your participation and prompt response in this matter and thank you for your continued support of ICM Series Trust.

                                          Sincerely,

                                                  /s/ Warren J. Isabelle
                                                  -----------------------------
                                                       Warren J. Isabelle,
                                                    Chairman of the Board of
                                                            Trustees,
                                                        ICM Series Trust

                           NOTICE OF SPECIAL MEETING
                            OF THE SHAREHOLDERS OF
                               ICM SERIES TRUST

                       ICM/ISABELLE SMALL CAP VALUE FUND

   Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of ICM/Isabelle Small Cap Value Fund (the "Fund"), the sole series of ICM Series Trust (the "Trust"), will be held on April 18, 2006 at 2:00 p.m. Eastern Time at the offices of Dechert LLP, 200 Clarendon St., 27/th/ Floor, Boston, Massachusetts 02116, for the following purposes:

Proposal 1.To elect four members of the Board of Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, such later date as shareholder approval is obtained; and

Proposal 2.To approve or disapprove a new investment advisory agreement between the Fund and Ironwood Capital Management, LLC.

   The Board of Trustees recommends that you approve each nominee for Trustee and vote to approve the new investment management agreement.

   Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof.

   The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof in the manner described below. Additional matters would include only matters that were not anticipated as of the date of the enclosed proxy statement.

   In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

   Shareholders of record at the close of business on February 7, 2006 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

   You can also vote quickly and easily by toll-free telephone call, by internet, or by mail. Just follow the instructions that appear on your enclosed proxy card(s).

                                          By Order of the Board of Trustees,


                                                  /s/ Warren J. Isabelle
                                                  -----------------------------
                                                       Warren J. Isabelle,
                                                    Chairman of the Board of
                                                            Trustees,
                                                        ICM Series Trust

February 15, 2006

                               ICM SERIES TRUST

                              Two Portland Square
                             Portland, Maine 04101

                ICM/ISABELLE SMALL CAP VALUE FUND (the "Fund")

                                PROXY STATEMENT


                               February 16, 2006


   This Proxy Statement provides you with information you should review before voting on the matters (each a "Proposal") listed in the Notice of Special Meeting for the Fund, the sole series of ICM Series Trust (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for the Special Meeting of Shareholders of the Fund (the "Meeting") to be held on April 18, 2006 at 2:00 p.m. Eastern Time at the offices of Dechert LLP, 200 Clarendon St., 27/th/ Floor, Boston, Massachusetts 02116, and, if the Meeting is adjourned or postponed, at any adjournment or postponement thereof.

Solicitation of Proxies

   This proxy statement is being solicited by the Board on behalf of the Trust. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about February 26, 2006.

   The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof in the manner described below. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

   In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

Shareholder Reports

   Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Trust's annual report. Copies of the reports are available without charge upon request to the Trust by calling (800) 472-6114 or by writing to the Trust at the above address.

                               GENERAL OVERVIEW


   On November 16, 2005, Ironwood Capital Management, LLC ("Ironwood), the Fund's investment adviser, entered into an agreement (the "Transaction Agreement") with MB Investment Partners, Inc. ("MBIP") and MB Investment Partners and Associates LLC ("MBIPA"; formerly called Munn Bernhard & Associates LLC) regarding the acquisition of Ironwood by MBIPA (the "Transaction"). According to the terms of the Transaction Agreement, MBIPA agreed to acquire Ironwood for a combination of cash and equity in MBIPA. The closing date (the "Closing Date") of the Transaction was January 24, 2006. As a result of the Transaction, Ironwood became a wholly-owned subsidiary of MBIPA.

   MBIPA is a Delaware limited liability company the primary business and purpose of which is to operate "significant subsidiaries" that will be registered investment advisers, as defined under the Investment Advisers Act of 1940 (the "Advisers Act").

   MBIP, a New York based money management firm with approximately $700 million dollars in assets, specializes in the preservation and creation of wealth for high net worth individuals, families, pensions and endowments. Founded in 1983, this firm has investment management expertise developing strategies and customized, diversified portfolios. MBIP is registered with the SEC as an investment adviser.

 It is MBIPA's intention to promote the Fund to MBIP's current client base in order to enhance the clients' small cap allocation. It is hoped by management that this will result in an increased asset base for the Fund, therefore decreasing the expense ratio for current Fund shareholders. MBIPA, MBIP and
 Ironwood believe that combining the operations of Ironwood and MBIP will also benefit the Trust through added depth in management and the critical mass necessary to improve the negotiating of terms with brokers and vendors for trading and other miscellaneous services.

                                  Proposal 1

          ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF THE FUND.

   At the Meeting, you will be asked to elect each of John A. Fiffy, Warren J. Isabelle, Donald A. Nelson and Thomas R. Venables as a Trustee of the Fund. Each of the nominees currently serves as a Trustee. Mr. Venables was appointed by the Board in May, 2003. The remaining Trustees were previously elected by the Trust's initial shareholders prior to the Fund's commencement of operations on March 9, 1998. Mr. Isabelle is deemed to be an "interested person" of the Trust for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, serves as an "Interested Trustee" of the Trust. Each of the other nominees is not an "interested person" of the Trust for purposes of the 1940 Act (collectively, the "Independent Trustees"). All of the nominees will continue to serve as Trustees whether or not shareholders of the Fund approve this Proposal.

   The persons named as proxies on the enclosed proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Nominating Committee of the Board may recommend.

   The primary responsibility of the Board is to represent the interests of shareholders of the Fund and to provide oversight of the management of the Fund. The Board met five times during the fiscal year ended December 31, 2005. Each Trustee attended all Board and applicable committee meetings.

   The following information shows the Trustees/nominees for Trustee and the executive officers of the Trust and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period.

TRUSTEES/NOMINEES

Independent Trustees (All Standing for Re-Election)

                                                                              Number of
                         Position with                                       Portfolios        Other
                        the Trust, Term                                    in Fund Complex Directorships
                      of Office and Length      Principal Occupation         Overseen by      Held by
Name, Age and Address  of Time Served/1/     During the Past Five Years        Trustee        Trustee
--------------------- -------------------- ------------------------------- --------------- -------------
John A. Fiffy........  Trustee since 1998  Acquisition consultant, Hewlett        1            None
  Age: 55                                  Packard Company (a computer
ICM Series Trust                           hardware company) (1993 -
Two Portland Square                        present)
Portland, ME 04101

Donald A. Nelson, CPA  Trustee since 1998  Associate Professor of                 1            None
  Age: 59                                  Accounting and Finance,
ICM Series Trust                           Merrimack College (1975 -
Two Portland Square                        present); Certified Public
Portland, ME 04101                         Accountant (1972 - present)

Thomas R. Venables...  Trustee since 2003  President & CEO, Benjamin              1            None
  Age: 50                                  Franklin Bank Co. (2002 -
ICM Series Trust                           present); self-employed
Two Portland Square                        Business Consultant (2001 -
Portland, ME 04101                         2002); President & CEO,
                                           Lighthouse Bank (2000 -
                                           2001)

--------
/1/  The term of service is indefinite.

Interested Trustee Standing for Re-Election

                                                                                        Number of
                                  Position with                                     Portfolios in Fund     Other
                                 the Trust, Term                                         Complex       Directorships
                               of Office and Length      Principal Occupation          Overseen by        Held by
Name, Age and Address           of Time Served/1/     During the Past Five Years         Trustee          Trustee
---------------------          -------------------- ------------------------------- ------------------ -------------
Warren J. Isabelle, CFA*......  Trustee, President  Chief Investment Officer,               1              None
  Age: 53                       and Chairman of     Ironwood Capital Management,
Ironwood Capital Management,    the Board of        LLC (1997 - present); Director,
LLC                             Trustees since      Compensation Committee
21 Custom House St., Suite 240  1998                Member and Executive
Boston, MA 02110                                    Management Committee
                                                    Member, Ironwood Capital
                                                    Management, LLC (2005 -
                                                    present); Managing Member,
                                                    Ironwood Capital Management,
                                                    LLC (1997 - 2005)

--------
*  Indicates an "interested person" of the Trust, as that term is defined in
   Section 2(a)(19) of the 1940 Act. Mr. Isabelle is deemed to be an interested person because of his affiliation with Ironwood.
/1  /The term of service is indefinite.

Officers of Trust Who Are Not Trustees

                                   Position with the Trust,
                                      Term of Office and           Principal Occupation
Name, Age and Address              Length of Time Served/1/     During the Past Five Years
---------------------            ----------------------------- ----------------------------
Gary S. Saks.................... Vice-President, Secretary,    Chief Financial Officer and
Age: 37                          Treasurer and Chief Financial Chief Compliance Officer,
Ironwood Capital Management, LLC Officer since 1998            Ironwood Capital Management,
21 Custom House St., Suite 240                                 LLC (1997 - present); Member
Boston, MA 02110                                               and Chief Operating Officer,
                                                               Ironwood Capital Management,
                                                               LLC (1997 - present).

Sara M. Morris.................. Vice President and Assistant  Director and Relationship
Age: 42                          Secretary since 2004.         Manager, Citigroup Fund
Citigroup Fund Services, LLC                                   Services, LLC since 2004;
Two Portland Sq.                                               Chief Financial Officer, The
Portland, ME 04101                                             VIA Group, LLC (strategic
                                                               marketing company) 2000 -
                                                               2003.

--------
/1  /The term of service is indefinite.

   As of the record date, no Independent Trustee or immediate family member of an Independent Trustee owned beneficially or of record any securities, or held any direct or indirect interest, in the Fund's investment adviser or principal underwriter or in a person directly or indirectly controlling, controlled by or under common control with such entities. As of the record date, the dollar range of equity securities owned by each Trustee in the Fund Complex (the Fund is currently the only fund in the Fund Complex) is as follows:

                                         Dollar Range of Equity
                                             Securities in
                     Name of Trustee     the Fund/Fund Complex
                     ---------------     ----------------------
                  Independent Trustees

                 John A. Fiffy..........    $10,001 - 50,000

                 Donald A. Nelson, CPA..       Over $100,000

                 Thomas R. Venables.....   $50,001 - 100,000

                   Interested Trustees

                 Warren J. Isabelle, CFA       Over $100,000

   For the fiscal year ended December 31, 2005, the Trustees then serving on the Board received the following compensation from the Trust. No Trustee received compensation from any other investment company that has the same investment adviser as the Fund or an investment adviser that is an affiliated person of Ironwood.

                                              Pension or
                            Aggregate     Retirement Benefits
                        Compensation from   Accrued As Part   Est. Annual Benefits
Name of Trustee             the Trust      of Fund Expenses     Upon Retirement
---------------         ----------------- ------------------- --------------------
Independent Trustees

John A. Fiffy..........      $9,000              None                 None
Donald A. Nelson, CPA..      $9,000              None                 None
Thomas R. Venables.....      $9,000              None                 None

Interested Trustees

Warren J. Isabelle, CFA      $    0              None                 None
Richard A. Droster/1/..      $    0              None                 None

--------
/1 /Mr. Droster resigned from his position with the Trust effective November 17, 2005.

   Independent Trustees receive from the Trust a fee of $1,000 for each Board meeting and each Audit Committee meeting attended and a $2,000 annual fee. In addition, each Independent Trustee is reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Trust does not pay any annual trustee's fee to any Trustee who is affiliated with Ironwood or the Trust's distributor, Foreside Fund Services, LLC.

Committees of the Board of Trustees

   The Trust has an Audit Committee comprising solely the Independent Trustees, currently Messrs. Fiffy, Nelson and Venables. The Board has adopted a written charter for the Audit Committee. As set forth in the charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met two times during the fiscal year ended December 31, 2005.

   The Trust also has a Nominating Committee that comprises all of the Independent Trustees. The Trust's Nominating Committee, which does not have a charter and which meets when necessary, is charged with the duty of nominating all Independent Trustees and committee members, and presenting those nominations to the Board. When identifying and evaluating candidates, the Nominating Committee considers the extent to which each candidate considered will enhance the ability of the Board to carry out its responsibilities. Among the factors that may be taken into account are the candidate's business and financial experience, relevant technical skills, financial acumen and industry knowledge, and their commitment to attend and effectively participate in regular and special meetings of the Board and Board committees. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended December 31, 2005, the Nominating Committee met once.

   Lastly, the Trust also has a Valuation Committee, comprising all of the Trustees. The Board of Trustees has adopted Amended and Restated Policies and Procedures with Respect to Valuation of Securities for which Market Quotations are not Readily Available ("Valuation Procedures"). The Valuation Procedures are implemented by the Valuation Committee, which was established for the purpose of determining fair value. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust consistent with valuation procedures approved by the Board of Trustees. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2005, the Valuation Committee did not meet.

Required Vote

   Election of each of John A. Fiffy, Warren J. Isabelle, Donald A. Nelson and Thomas R. Venables as a Trustee requires the approval of a plurality of the votes cast at the Meeting (i.e., more votes cast FOR election than AGAINST at the Meeting).

  The Board unanimously recommends that the shareholders of the Fund vote FOR the election of each nominee as a Trustee.

                                  PROPOSAL 2

                    APPROVAL OF THE NEW INVESTMENT ADVISORY
                            AGREEMENT WITH IRONWOOD

   On November 16, 2005, Ironwood entered into the Transaction Agreement with MBIP and MBIPA regarding the Transaction, upon the closing of which MBIPA acquired Ironwood. Pursuant to the Transaction Agreement, MBIPA agreed to acquire Ironwood for a combination of cash and equity in MBIPA. The Closing Date was January 24, 2006. Under the Investment Company Act of 1940, the transfer that took place as a result of the Transaction is deemed an "assignment" that automatically terminated the Former Agreement between the Fund and Ironwood. In order to ensure that the provision of advisory services to the Fund is not disrupted pending shareholder action, the Trust has entered into the Interim Agreement with Ironwood; the Interim Agreement became effective on the Closing Date and may remain in effect for no more then 150 days. As more fully described below, the Board of Trustees has approved the New Agreement between the Fund and Ironwood. If approved by shareholders, the New Agreement will replace the interim advisory agreement.

   As stated above, the Transaction was consummated on the Closing Date. As a result of the Transaction, Ironwood was acquired by MBIPA for a purchase price of less than $10 million and became a wholly-owned subsidiary of MBIPA. As also stated above, MBIPA has acquired Ironwood for a combination of cash and equity in MBIPA. Mr. Isabelle, Mr. Saks and Mr. Collins, three of the four principles of Ironwood, received a combination of cash and equity in MBIPA in exchange for their respective interests in Ironwood. Mr. Droster, the fourth principle, will not be participating in the new organization and received only cash, to be paid over a two-year period, in exchange for his interest in Ironwood. Mr. Isabelle will be Chief Investment Officer and Mr. Saks will be Chief Financial Officer of Ironwood. Mr. Collins continues to serve as Sr. Portfolio Manager of Ironwood. In addition, Robert Machinist and Mark Bloom (both from MBIP) now also serve as Chief Executive Officer and Chief Operating Officer, respectively, of Ironwood. The change in ownership of Ironwood resulting from the Transaction is deemed under the 1940 Act to be an assignment of the Former Agreement. The Former Agreement provides for its automatic termination upon an assignment. Accordingly, the New Agreement between Ironwood and the Trust, on behalf of the Fund, is proposed for approval by shareholders of the Fund.

   In anticipation of the Transaction and the consequent termination of the Former Agreement, the Board approved the Interim Agreement for a maximum of the 150-day period following the Closing Date in order to permit Ironwood to provide services to the Fund while shareholder approval of the New Agreement is pending. Consequently, Ironwood is providing services to the Fund pursuant to the Interim Agreement from the Closing Date. The Interim Agreement is scheduled to expire on the date that is 150 days after the Closing Date, unless terminated sooner. The Interim Agreement provides that any advisory fees earned by Ironwood under the Interim Agreement shall be held in an interest-bearing escrow account and be paid upon shareholder approval of the New Agreement. If shareholders do not vote to approve the New Agreement, Ironwood shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, Ironwood may serve as the Fund's investment adviser on a temporary basis while the Board considers further action.

   The form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

   The Fund commenced operations on March 9, 1998 and the Former Agreement became effective on March 2, 1998. The Former Agreement was last approved by the Board on February 17, 2005 and was continued for one year. The Former Agreement was last submitted to the Fund's initial shareholders prior to the Fund's commencement of operations on March 9, 1998. The Former Agreement terminated upon consummation of the Transaction on the Closing Date and Ironwood is serving as interim investment adviser to the Fund pursuant to the Interim Agreement from the date of that termination.

   Ironwood does not anticipate that the Transaction will cause any reduction in the quality of services now provided to the Fund or have any adverse effect on Ironwood's ability to fulfill its obligations to the Fund.

   At the October 17, 2005 meeting of the Board, the Interim Agreement and the New Agreement were approved by the Board, including the Independent Trustees. The New Agreement, as approved by the Board, is submitted for approval by the shareholders of the Fund.

   If the New Agreement is approved by shareholders, it will take effect upon the obtaining of shareholder approval of the New Agreement. The New Agreement will remain in effect for two years, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually with respect to the Fund (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case,
(ii) by a majority of the Independent Trustees.

The Terms of the New Agreement

   The New Agreement is the same in all material respects as the Former Agreement, with the exception of the execution and termination dates.

   The New Agreement provides that Ironwood will act as investment adviser to the Trust and, subject to such limitations as the Board may impose, assume all investment duties and have full discretionary power and authority with respect to investment of the assets of the Fund.

   The New Agreement also provides that Ironwood is responsible for broker-dealer selection in its sole discretion, and is not obligated to deal with any broker or group of brokers in executing portfolio transactions for the Fund. In selecting broker-dealers, Ironwood will generally seek the best combination of net price and execution and may consider other factors, including: the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with Ironwood, reliability and financial responsibility, timing and size of order and execution, difficulty of execution, current market conditions and depth of the market. Transaction charges, being a component of price, may also be considered as a factor in making such determination. Subject to such policies as the Board may determine, Ironwood may cause the Fund to pay a broker or dealer that provides brokerage or research services to Ironwood an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Ironwood determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker and dealer. Ironwood is also authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Ironwood, or any affiliate of either.

   The New Agreement provides that Ironwood will bear the cost of rendering the advisory services to be performed by it under the New Agreement, and will, at its own expense, pay the compensation of any Trustees, officers and employees, if any, of the Trust who are affiliated persons of Ironwood. The New Agreement provides that all other operating costs and expenses relating to the Fund will be paid by the Trust from the assets of the Fund.

   The New Agreement provides that for the services to be rendered by Ironwood to the Fund, the Trust shall pay Ironwood compensation at the annual rate of one percent (1.00%) of the Fund's average daily net assets. The fee will be calculated and accrued daily and paid monthly. Pursuant to the New Agreement, Ironwood will undertake to limit total Fund expenses, including the investment advisory fee, to 1.95% of the average daily net assets annually for Investment Class Shares of the Fund and 1.70% of the average daily net assets annually for Institutional Class Shares of the Fund.

   Pursuant to the New Agreement, Ironwood will use its best judgment and effort in its investment of the Fund's assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the New Agreement, Ironwood will not be liable to the Trust, the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by Ironwood or for any losses sustained by any of them. The New Agreement provides that Ironwood will be indemnified by the Trust as an agent of the Trust in accordance with the terms of the Trust's By-Laws.

   The New Agreement provides that the Agreement will continue in effect only if its continuance is approved at least annually by the vote of a majority of the Board, including a majority of the Independent Trustees. The New Agreement also provides that (a) the Fund may, at any time and without the payment of any penalty, terminate the Agreement upon sixty (60) days' written notice to Ironwood, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) the Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules there under) unless such automatic termination is prevented by an exemptive order of the Securities and Exchange Commission; and (c) Ironwood may terminate the Agreement without payment of penalty on sixty (60) days written notice to the Trust.

   Finally, the New Agreement provides that it shall be construed in accordance with the laws of the Commonwealth of Massachusetts and that the obligations of the New Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property. In the New Agreement, Ironwood acknowledges that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust or any series of the Trust, including, without limitation, the Fund. The New Agreement states that it has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees will not be personally liable thereon.

Information about Ironwood

   Ironwood, a Massachusetts limited liability company, is located at 21 Custom House Street, Suite 240, Boston, Massachusetts 02110 and was formed in 1997. Ironwood is registered as an investment adviser with the SEC and has provided investment advisory and management services to clients since 1998. Ironwood currently manages assets for the Fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors. Prior to the closing of the Transaction, Mr. Isabelle, President and Chief Investment Officer of Ironwood, and
Mr. Droster, Executive Vice-President of Ironwood, were control persons of Ironwood and were officers and Trustees of the Trust. Following the closing of the Transaction, Ironwood was a wholly-owned subsidiary of MBIPA. Please see "Information about MBIPA" for information regarding the ownership and control of the Ironwood resulting from the acquisition of Ironwood by MBIPA.

   Please refer to Proposal 1 of this Proxy Statement above for information regarding Messrs. Isabelle and Saks, principal executive officers and, in the case of Mr. Isabelle, a director, of Ironwood. The following table contains information regarding Messrs. Machinist and Bloom, the other principal executive officers and two of the directors of Ironwood, and regarding the other five directors of Ironwood:


 Name Address              Position with Ironwood    Principal Occupation
 ------------              ----------------------    --------------------
 Robert Machinist MB       Director, Chief           President and Chief
 Investment Partners,      Executive Officer,        Operating Officer, MB
 Inc. 825 Third Ave.,      Compensation Committee    Investment Partners,
 31/st/ Floor New York,    Member and Executive      Inc.; Registered Series
 New York 10022            Management Committee      7 & 24, Wallace
                           Member, Ironwood Capital  Securities Corp.
                           Management, LLC.

 Mark Bloom MB Investment  Director, Chief           Managing Partner, M
 Partners, Inc. 825 Third  Operating Officer,        Capital, LLC; Chairman
 Ave., 31/st/ Floor New    Compensation Committee    and Chief Executive
 York, New York 10022      Member and Executive      Officer, MB Investment
                           Management Committee      Partners, Inc.
                           Member, Ironwood Capital
                           Management, LLC.

 Lester Pollack            Director, Ironwood        Chairman, Centre
 30 Rockefeller Plaza,     Capital Management, LLC.  Partners (private
 50/th/ Floor New York,                              investment firm).
 New York 10020

 William Tomai             Director, Ironwood        Chief Financial Officer,
 30 Rockefeller Plaza,     Capital Management, LLC.  Centre Partners (private
 50/th/ Floor New York,                              investment firm).
 New York 10020

 P. Benjamin Grosscup      Director, Ironwood        Portfolio Manager, MB
 825 Third Ave., 31/st/    Capital Management, LLC.  Investment Partners, Inc.
 Floor New York, New York
 10022

 Thomas Barr               Director, Ironwood        Portfolio Manager, MB
 825 Third Ave., 31/st/    Capital Management, LLC.  Investment Partners, Inc.
 Floor New York, New York
 10022

 Christine Munn            Director, Ironwood        Portfolio Manager, MB
 825 Third Ave., 31/st/    Capital Management, LLC.  Investment Partners, Inc.
 Floor New York, New York
 10022


   During the fiscal year ended December 31, 2005, the Fund paid Ironwood $664,959.47 in investment advisory fees under the Former Agreement.

Information about MBIPA

   MBIPA, located at 825 Third Ave., 31/st/ Floor, New York, New York 10022, is a Delaware limited liability company the primary business and purpose of which is to operate "significant subsidiaries" that will be registered investment advisers, as defined under the Advisers Act. Centre MB Holdings, LLC, a holding company, owns approximately 57% of MBIPA. Centre Pacific Holdings, LLC, a holding company, owns approximately 57%, Mr. Machinist owns approximately 14% and Mr. Bloom owns approximately 14% of Centre MB Holdings, LLC. Centre Capital Investors III, L.P., a private equity venture capital fund, owns 76% of Centre Pacific Holdings, LLC. Each of Centre MB Holdings, LLC, Centre Pacific Holdings, LLC and Centre Capital Investors III, L.P., is located at 30 Rockefeller Plaza, 50/th/ Floor, New York, New York 10020.

   MBIP, a wholly owned subsidiary of MBIPA, is a New York based money management firm with approximately $700 million dollars in assets, specializes in the preservation and creation of wealth for high net worth individuals, families, pensions and endowments. Founded in 1983, MBIP has investment management expertise developing strategies and customized, diversified portfolios. MBIP is registered with the SEC as an investment adviser. MBIP is also located at 825 Third Ave., 31/st/ Floor, new York, New York.

Evaluation by the Board

   In determining whether to approve the Interim and New Agreements, the Board, including the Independent Trustees, considered various materials and representations provided by Ironwood and MBIPA and met with senior representatives of Ironwood and MBIPA. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on October 17, 2005 and November 17, 2005 to review and consider, among other things, information relating to the Transaction, the Interim and New Agreements and the related proxy materials.

   In preparing for the meetings, the Board was provided with a variety of information about MBIPA, the Transaction and Ironwood. In addition, an Independent Trustee visited the MBIPA offices and spoke with personnel there. The Board received a summary of the agreement governing the Transaction, copies of MBIPA's most recent financial statements, the Former Agreement, the Interim Agreement and the New Agreement. The Board also reviewed information concerning
(1) MBIPA's organizational structure and senior personnel; (2) MBIPA's and MBIP's operations; and (3) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of Ironwood as manager to the Fund. At the meetings, the Board was informed of the benefits Ironwood and MBIPA believed were likely to accrue to MBIPA, Ironwood and to the Fund and discussed, in general terms, MBIPA's business plans for the organization, the potential for asset growth in the Fund and the anticipated potential for a reduction in the Fund's expense ratio as a result of such asset growth. Ironwood informed the Board that the Transaction would not change the manner in which investment advisory services are provided to the Fund, the personnel responsible for providing such services or the advisory fee to be paid by the Fund for such services. Ironwood and MBIPA confirmed that MBIPA was committed to continuation of Ironwood as an autonomous organization insofar as portfolio management services for the Fund are concerned and that both MBIPA and Ironwood intended to implement the Transaction in a manner consistent with the "safe-harbor" afforded by Section 15(f) under the 1940 Act (please see "Section 15(f) of the 1940 Act" below).

   In addition to the above information and representations, the Board addressed each of the following overall factors: (1) the nature, extent and quality of the services provided to the Fund, including information on both the short-term and long-term investment performance of the Fund and comparisons to a relevant peer group of funds and an appropriate index; (2) the investment performance of the Fund and Ironwood relative to the Fund; (3) the advisory fees charged and total expense ratios of the Fund compared to a relevant peer group of funds; (4) Ironwood's financial condition and the anticipated profitability to Ironwood with respect to its relationship with the Fund;
(5) the extent to which economies of scale would be realized as the Fund grows; and (6) other benefits that, following the Transaction, may flow to Ironwood and its affiliates from their relationship with the Fund. Additionally, the Board took into consideration Ironwood's representations and assurances to the effect that: (1) the duties and responsibilities of Ironwood will not be diminished relative to those set forth in the Former Agreement; (2) the personnel primarily responsible for providing investment and management services to the Fund will not change as a result of the Transaction; (3) the level and quality of advisory services provided to the Trust will not be adversely affected as a result of the Transaction or implementation of the Interim Agreement or the New Agreement; (4) the investment advisory fee to be paid by the Fund under the New Agreement will remain unchanged; and (5) the resources that would be available to Ironwood as a result of its affiliation with MBIPA will support Ironwood's continuing efforts to increase assets and, as a result, reduce Fund expenses.

   With respect to each of these overall factors, the Board reaffirmed the conclusions reached in connection with the continuation of Ironwood's engagement by the Fund at the February 17, 2005 meeting of the Board. With respect to facts and circumstances of the Transaction, and based on it review of materials and information provided to it by Ironwood and MBIPA (including their commitment to ensure consistent portfolio management personnel, maintain the current advisory fee structure and absorb costs incurred by the Fund in connection with the holding of a shareholders' meeting for the purpose of submitting the New Agreement for the approval of the Fund's shareholders), the Board determined to approve the Interim and New Agreements as being in the best interests of the Fund and its shareholders, and consistent with the expectations of the Fund's shareholders. In so approving the New Agreement, the Board deemed the continuity in the identity of the Fund's officers and the Fund's principal portfolio managers as well as the anticipated access to business and financial resources of MBIPA to be of substantial importance but did not otherwise identify any single factor as controlling or of significantly more importance than any other. Accordingly, the Trustees, including the Independent Trustees, voted to approve the Interim Agreement and the New Agreement for the Fund and to submit the New Agreement to shareholders for approval.

   If the shareholders of the Fund should fail to approve the New Agreement, the Board shall meet to consider appropriate action for the Fund, consistent with its fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from Ironwood or from another advisory organization. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Vote Required

   Shareholders of the Fund must approve the New Agreement. Approval of this Proposal 2 by the Fund requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund.

 The Board unanimously recommends that the shareholders of the Fund vote "FOR"
                                this Proposal.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

   Management of the Fund does not know of any matter to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Section 15(f) of the 1940 Act

   MBIPA, MBIP, Ironwood and the members of Ironwood have agreed to use their reasonable best efforts to assure compliance with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three year period immediately following the change in control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

Investment Adviser and Service Providers

   Ironwood, 21 Custom House Street, Suite 240, Boston, Massachusetts 02110, is the investment adviser of the Fund.

   The Trust's transfer agent is Citigroup Fund Services, LLC ("Citigroup"). Citigroup also serves as the Trust's administrator and fund accountant. The Trust's principal underwriter is Foreside Fund Services, LLC ("FFS") (formerly known as Forum Fund Services, LLC). Citigroup and FFS is each located at Two Portland Square, Portland, Maine 04101.

   Fifth Third Bank, Cincinnati, Ohio, acts as custodian of the Trust's assets.

Independent Public Accountants

   The firm of Grant Thornton, LLP ("Grant Thornton") has been selected as independent registered public accounting firm for the Trust for the current fiscal year. Grant Thornton, in accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), has confirmed to the Audit Committee that they are independent auditors with respect to the Trust. During fiscal year 2004 and from January 1, 2005 until February 7, 2005, PricewaterhouseCoopers, LLP ("PwC") served as the Trust's independent public accounting firm. PwC resigned as the Trust's independent registered public accounting firm on February 7, 2005. Neither Grant Thornton's report nor PwC's report on the financial statements for the applicable portion of the Trust's two most recent fiscal years contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Representatives of Grant Thornton and PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees

   Grant Thornton and PwC billed the Fund the following aggregate fees for the Fund's fiscal years ended December 31, 2004 and December 31, 2005:

Fiscal Year               Audit Fees                Audit-Related Fees        Tax Fees                  All Other Fees
-----------               ----------                ------------------        --------                  --------------
2004..................... $19,000                   $0                        $6,000                    $0
2005..................... $24,500                   $2,000                    $2,500                    $0

   Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax return preparation, compliance and reviews.

   There were no non-audit fees billed by PwC for services rendered to the Fund or to Ironwood during the Fund's last two fiscal years.

   Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of agreed-upon procedures in connection with the registrant's semi-annual financial statements. Tax fees include amounts related to tax return preparation, compliance and reviews.

   Except with respect to certain services constituting 5% or less of the total amount of revenues paid to the auditor by the Fund during the particular fiscal year, the Audit Committee pre-approves all audit and non-audit services provided by any independent auditors engaged by the Fund and any permissible non-audit services provided to its service affiliates, which have an impact on the Fund. The Audit Committee approves the engagement of the independent auditors, and a majority of the Independent Trustees approves the engagement.

Voting Rights

   Shareholders of record on February 7, 2006 (the "record date") are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. As of the record date, the Fund offered two classes of shares to the public. Each class of shares of the Fund may vote separately on matters affecting only that class or affecting that class differently from the other class. Shareholders of the Fund will vote on each Proposal as a single class regardless of the class of shares they own. As of the record date, there were
478.112.124 Institutional Shares and 3,400,892.937 Investment Shares of the Fund issued and outstanding. A majority of the shares of the Fund issued and outstanding and entitled to vote, represented by proxy or in person and regardless of class, will constitute a quorum for the Fund as to matters presented at the Meeting. In the event that a quorum of shareholders is not represented at the Meeting, the Meeting may be adjourned by a majority of the Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of a Proposal. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The New York Stock Exchange (the "NYSE") has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firm's request for voting instructions may not vote such customer's shares on a Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares are to be voted on a Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

   If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or an affiliate or agent of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder's shares should be voted on a Proposal may be deemed to vote such shares in favor of the Proposal. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on a Proposal.

   Abstentions and broker non-votes will have the effect of a "no" vote on Proposal 2. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1.

   The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Shareholder Communications with the Board

   Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Ironwood Capital Management, LLC, 21 Custom House St., Suite 240, Boston, MA 02110. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Beneficial Owners

   To the best of the Trust's knowledge, as of the record date, no Trustee of the Trust owned beneficially 1% or more of the outstanding shares of any class of the Fund, and the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of each class of the Fund.

   To the best of the Trust's knowledge, as of the record date, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix I.

Expenses

   Ironwood, MBIP and/or one or more of their affiliates will pay the expenses of the Fund in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses. The Fund will not bear the expenses of the Proxy Statement.

Additional Proxy Solicitation Information

   In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Ironwood or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

   MIS Corporation, a subsidiary of Automatic Data Processing, Inc., (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $7,875.04. As noted above, this cost will be borne by Ironwood, MBIP and/or one or more of their affiliates, not by the Fund. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

   If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Citigroup Fund Services, LLC toll-free at
(800) 472-6114. As explained above, any proxy given by a shareholder is revocable until voted at the Meeting.

Shareholder Proposals

   The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a submitted proposal will be included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

   Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly, or vote by touch-tone phone by calling, toll-free, (888) 221-0697, or by Internet at www.proxyweb.com.

By Order of the Board,


      /s/ Warren J. Isabelle
----------------------------------
       Warren J. Isabelle,
Chairman of the Board of Trustees,
         ICM Series Trust

                                                                      Exhibit A

                                    FORM OF
                                      NEW
                         INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of this      day of           , between the ICM Series
Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Trust"), and Ironwood Capital Management, LLC, a Massachusetts limited liability company, (hereinafter called the "Adviser");

   WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and is authorized to issue shares ("Shares") in separate series and classes; and

   WHEREAS, a series of the Trust having Institutional Class Shares and Investment Class Shares, as well as separate assets and liabilities, has been created under the name ICM/Isabelle Small-Cap Value Fund (the "Fund"); and

   WHEREAS, the Adviser is registered as an Adviser under the Advisers Act of 1940, as amended (the "Advisers Act"); and

   WHEREAS, the Trust desires to retain the Adviser to render advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, the Adviser is willing to perform such services on said terms and conditions;

   NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is thereby acknowledged, it is hereby agreed between the Trust and the Adviser, as follows:

      1. The Trust hereby retains the Adviser, and the Adviser hereby agrees, to act as investment adviser to the Trust and, subject to such limitations as the Board of Trustees of the Trust may impose, to assume all investment duties and have full discretionary power and authority with respect to investment of the assets of the Fund. Without limiting the generality of the foregoing, the Adviser shall (i) obtain and evaluate such information and advice relating to the economy and securities markets and securities as it deems necessary or useful to discharge its duties hereunder;
   (ii) continuously invest the assets of the Fund in a manner consistent with the investment objective and policies thereof as stated in the Fund's Prospectuses and Statements of Additional Information on file with the Securities and Exchange Commission, as the same may be amended from time to time; (iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities held by the Fund and exercise all other voting rights with respect to such securities in the manner it deems appropriate; (v) issue settlement instructions to custodians designated by the Trust; (vi) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and
   (vi) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement. The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

      The Adviser agrees, that in performing its duties hereunder, it will comply with (i) the 1940 Act and the Advisers Act, and all rules and regulations promulgated thereunder; (ii) all other applicable federal and state laws and regulations, (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time; and (iv) any applicable procedures adopted by the Trust or the Adviser.

      2. Adviser is responsible for broker-dealer selection in its sole discretion, and is not obligated to deal with any broker or group of brokers in executing portfolio transactions for the Fund. In selecting broker-dealers, Adviser will generally seek the best combination of net price and execution and may consider other factors, including: the broker's trading expertise, stature in the industry, execution ability, facilities, clearing capabilities and financial services offered, long-term relations with Adviser, reliability and financial responsibility, timing and size of order and execution, difficulty of execution, current market conditions and depth of the market. Transaction charges, being a component of price, may also be considered as a factor in making such determination. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees of the Trust may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker and dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

      3. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by the 1940 Act. The Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request.

      4. The Adviser shall bear the cost of rendering the advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of any Trustees, officers and employees, if any, of the Trust who are affiliated persons of the Adviser. All other operating costs and expenses relating to the Fund shall be paid by the Trust from the assets of the Fund, including without limitation: (i) the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund;
   (ii) brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; (iii) all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; (iv) the cost and expense of engraving or printing of certificates representing shares of the Fund; (v) all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing prospectuses for such purposes); (vi) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any Advisory board or committee who are not employees of the Adviser; (vii) all expenses which the Trust or the Fund agrees to bear pursuant to any plan adopted by the Trust and/or the Fund pursuant to Rule 12b-1 of the 1940 Act or any other dividend or distribution program or agreement; (viii) charges and expenses of any outside service used for pricing of the Fund's shares; (ix) charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser, and of independent accountants, in connection with any matter relating to the Fund;

   (x) membership dues of industry associations; (xi) fees and expenses incident to the listing of the Fund's shares on any stock exchange;
   (xii) interest payable on Fund borrowings; (xiii) postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; (xiv) extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and (xv) all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

      Notwithstanding anything in the immediately preceding paragraph to the contrary the Adviser hereby undertakes to limit total Fund expenses, including the investment advisory fee set forth in Paragraph 6 below, to 1.95% of the average daily net assets annually for Investment Class Shares and 1.70% of the average daily net assets annually for Institutional Class Shares.

      5. For the services to be rendered by the Adviser to the Fund, the Trust shall pay to the Adviser monthly compensation, calculated from the day of commencement of operations of the Fund, determined by applying the annual rate of one percent (1%) of the Fund's average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

      In the event the expenses of the Fund (including the fees of the Adviser and amortization of organization expenses, but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges, and expenses attributable to investing outside the United States) for any fiscal year exceed the limits set by applicable regulations of state securities commissions where the Fund is registered or qualified for sale, the Adviser will reduce its fees by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the advisory fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Fund so that at no time will there be any accrued but unpaid liability under this expense limitation. The adviser may reduce any portion of the compensation or reimbursement of expenses due to it under this agreement, or may agree to make payments to limit the expenses which are the responsibility of the Fund. Any such reduction or payment shall be applicable only to such specific reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any fee withheld from the Adviser under this paragraph shall be reimbursed by the Fund to the Adviser to the extent permitted by the applicable state law if the aggregate expenses for the next succeeding fiscal year do not exceed the applicable state limitation or any more restrictive limitation to which the Adviser has agreed.

      6. The Adviser will use its best judgment and effort in its investment of the Fund's assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Adviser shall not be liable to the Trust, the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission by the Adviser or for any losses sustained by any of them. The Adviser shall be indemnified by the Trust as an agent of the Trust in accordance with the terms of Section 4.8 of the Trust's By-Laws. As used in this Section 7, the term "Adviser" shall include any officers, managers, employees, or other affiliates of the Adviser performing services with respect to the Fund.

      7. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser (as defined in the 1940 Act) from acting as investment adviser or manager for any other investment companies and other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of the Adviser or any manager, officer or employee of the Adviser to engage in any other business or to devote time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature, so long as Adviser's services hereunder are not impaired thereby.

      8. This Agreement shall become effective on the date hereof and shall continue in effect, unless sooner terminated as herein provided, for two
   (2) years from such date, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; PROVIDED, HOWEVER, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty (60) days' written notice to the Adviser, either by majority vote of the Trustees of the Trustee or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Adviser may terminate this Agreement without payment of penalty on sixty
   (60) days written notice to the Trust.

      9. Any notice to be given by the Adviser to the Trust under this Agreement shall be given in writing, addressed and hand delivered or mailed certified mail, to Two Portland Square, Portland, ME 04101, or such other address as shall be specified in writing to the Adviser. Any notice to be given by the Trust or the Fund to the Adviser under this Agreement shall be given in writing, addressed and delivered or mailed certified mail, to 21 Custom House Street, Suite 240, Boston, Massachusetts 02110, or such other address as shall be specified in writing to the Trust.

      10. No provision of this Agreement may be changed, waived, discharge or terminated orally, but only by any instrument in writing signed by both parties hereto, and no amendment of this Agreement shall be effective with respect to the Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law. Notwithstanding anything herein to the contrary, this Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Adviser shall be liable for failing to do so.

      11. It is understood that the name "Ironwood Capital Management" or any derivative thereof or logo associated with that name, including without limitation "ICM" or "Ironwood", is the valuable property of the Adviser and its affiliates, and that the Fund has the right to use such name (or derivative thereof or associated logo) only so long as this Agreement shall continue with respect to the Fund. Upon termination of this Agreement, the Fund shall forthwith cease to use such name (or derivative thereof or associated logo) and the Trust shall promptly amend its Declaration of Trust to change its name and the name of the Fund to comply herewith.

      12. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent the applicable law of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

      13. The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser acknowledges that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust or any series of the Trust, including, without limitation, the Fund. This Agreement has been executed by or with reference to any Trustee in such person's capacity as a Trustee, and the Trustees shall not be personally liable hereon.

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Boston, Massachusetts.

                                          THE ICM SERIES TRUST

Attest:                                   By:

                                          IRONWOOD CAPITAL MANAGEMENT, LLC

Attest:                                   By:

Appendix I

           5% Beneficial Owners of Fund Shares as of the Record Date


 Title of Class of   Name and Address of                    Percentage of Class
      Shares          Beneficial Owner*    Number of Shares        Owned
 ----------------- ----------------------- ---------------- -------------------
   Institutional   Robert C. Puff            94,428.245            19.75%
                   c/o ICM Series Trust
                   21 Custom House St.
                   Suite 240
                   Boston, MA 02110

   Institutional   UMBSC Co. Lifetime        86,736.121            18.14%
                   Achievement Fund
                   PO Box 419260
                   Kansas City,
                   MA 64141-6260

   Institutional   Fiduciary Trust Co.       60,950.808            12.75%
                   International
                   PO Box 3199 - Church
                   St. Station
                   New York, NY 10008

   Institutional   National Investor         54,123.631            11.32%
                   Services
                   55 Water Street 32/nd/
                   Floor
                   New York, NY 10041

   Institutional   Boston Latin School       54,098.107            11.31%
                   Association
                   Suite 200
                   101 Huntington Ave
                   Boston, MA 02199

   Institutional   Robert C Puff Jr.         37,347.604            7.81%
                   Nancy L Puff
                   c/o ICM Series Trust
                   21 Custom House St.
                   Suite 240
                   Boston, MA 02110

   Institutional   Pershing LLC              30,079.877            6.29%
                   One Pershing Plaza
                   Jersey City, NJ 07399

    Investment     Charles Scwhab and Co.,  1,115,543.525          32.80%
                   Inc.
                   101 Montgomery St.
                   San Francisco, CA 94104

    Investment     National Financial        472,473.599           13.89%
                   Services Corp.
                   200 Liberty St. 1 World
                   Finan
                   New York, NY 10281

 Title of Class of  Name and Address of                    Percentage of Class
      Shares         Beneficial Owner*    Number of Shares        Owned
 ----------------- ---------------------- ---------------- -------------------

    Investment     Donaldson Lufkin         467,754.287           13.75%
                   Jenrette
                   Securities Corp., Inc.
                   PO Box 2052
                   Jersey City,
                   NJ 07303-9998

    Investment     UMBSC Co. Lifetime       262,238.629           7.71%
                   Achievement Fu
                   PO Box 419260
                   Kansas City,
                   MO 64141-6260

--------
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                             [FORM OF PROXY CARD]

Shares represented by a properly executed proxy card will be voted as specified on the card.
   If no specification is made, the shares will be voted "FOR" all items, as applicable.


                 ICM/ISABELLE SMALLCAP VALUE FUND (the "FUND")
                  A SERIES OF ICM SERIES TRUST (the "TRUST")

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                        SPECIAL MEETING OF SHAREHOLDERS
                    April 18, 2006--2:00 p.m. EASTERN TIME


   The undersigned hereby revokes all previous proxies for his or her shares and appoints Gary S. Saks and Margaret Gallardo-Cortez and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on February 7, 2006, at the Special Meeting of Shareholders, or any adjournment(s) thereof, to be held at 2:00 p.m. Eastern Time on April 18, 2006 at the offices of Dechert LLP, 200 Clarendon St., 27/th/ Floor, Boston, Massachusetts 02116. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February 16, 2006.


 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID
                               ENVELOPE PROVIDED

                                      OR

                VOTE TODAY BY TOUCH-TONE PHONE OR THE INTERNET
          CALL TOLL FREE 1-888-221-0697 or LOG ON TO www.proxyweb.com

                                                               Dated:
                                                               -----------------

                                                               -----------------
                                                               (Signature)
                                                               (Sign in the Box)

   Please sign exactly as your name or names appear at left. When shares are held by joint tenants, both should sign. If signing as attorney, executor, trustee or in any other representative capacity, or as a corporate officer, please give full title. Please date the proxy. Please fill in boxes as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. Approval of the election of the following nominees as      FOR WITHHOLD  FOR
Trustees of the Trust: (01) John A. Fiffy, (02) Warren J. Isabelle (3) ALL   ALL     ALL
Donald A. Nelson, and (04) Thomas R. Venables                                       EXCEPT
                                                                       [_]   [_]      [_]

(INSTRUCTIONS: To withhold authority to vote for any individual, write the nominee's(s') name(s) on the space provided below.)

-----------------------------------------------------------------------

                                                                       FOR AGAINST  ABSTAIN
Proposal 2. Approval of a new Investment Advisory Agreement between    [_]   [_]     [_]
the Fund and Ironwood Capital Management, LLC

If any other matters properly come before the Special Meeting, the Proxies will vote in their discretion on such matters as they deem in the best interests of the Fund.

                       (PLEASE SIGN AND DATE ON REVERSE)